UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 27, 2008

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

LightPath Technologies, Inc.

Form 8-K

Item 8.01.	Other Events of Importance top Security Holders

The Registrant issued a Press Release on October 27, 2008 announcing its presentation at the Rodman & Renshaw Annual Global Investment Conference. The Conference will be held in New York City and the Company presentation will be on Monday, November 10, 2008 at 3:40 p.m. EST. A copy of the Press Release is attached as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits

Three Press Releases on October 27, 2008 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: October 28, 2008	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued on October 27, 2008, Presenting at the Rodman & Renshaw Annual Global Investment Conference